UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by EVO Transportation & Energy Services, Inc. (the “Company”) on October 12, 2022 is being filed to include a letter the Company received from Scott M. Honour on October 17, 2022 as Exhibit 17.1.

The Company disagrees with the assertion in Mr. Honour’s letter that the Company assumed the loan referenced therein as the Company’s own obligation. The Company has not been provided with, nor found in its own records, any documentation indicating that the Company assumed the loan referenced in Mr. Honour’s letter or that the Company is otherwise obligated to make any payments with respect to that loan.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Letter dated October 17, 2022 from Scott M. Honour

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2022	By:	/s/ Patrick Seul
	Its:	Executive Vice President, General Counsel and Secretary